Subsequent Events (Tables)	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstarct]
Schedule of Notes Receivable, Related Party

Notes receivable, related party:    In January 2025, February 2025, and March 2025, the Company entered into four additional unsecured promissory note with the managing member of the Company as follows:

Gross proceeds
January 2025	$502,000
February 2025	250,000
February 2025	620,000
March 2025	308,000
April 2025	565,201
May 2025	250,000
Total	$2,495,201

Schedule of Pro Forma Condensed

For these agreements that existed as of December 31, 2024, if the liabilities were to be remeasured at June 30, 2025 to reflect the impact of the termination and at current market conditions, the change in fair value would be reflected in the six month period ended June 30, 2025, and the current liabilities are as follows:

June 30, 2025
Current liabilities:
July Investment Agreement Derivative	$112,521,314
CPU Share Allocation Obligations	2,505,277
Total liabilities	$115,026,591